EXHIBIT 99.1

NEWS RELEASE

Contact:	Deric Eubanks	Jordan Jennings	Joe Calabrese
	Chief Financial Officer	Investor Relations	Financial Relations Board
	(972) 490-9600	(972) 778-9487	(212) 827-3772

ASHFORD REPORTS FOURTH QUARTER AND YEAR END 2018 RESULTS
Assets Under Management $6.5 Billion at Quarter End
Total Revenue Increased 72% in the Fourth Quarter
Full Year Total Revenue Increased 140%
Net Income Attributable to Common Stockholders $0.3 Million in the Fourth Quarter
Adjusted EBITDA Increased 65% in the Fourth Quarter
Full Year Adjusted EBITDA Increased 65%
Adjusted Net Income per Share Increased 15% in the Fourth Quarter
Full Year Adjusted Net Income per Share Increased 19%
Announced Enhanced Return Funding Program with Braemar Hotels & Resorts

DALLAS, February 28, 2019 - Ashford Inc. (NYSE American: AINC) (“Ashford” or the “Company”) today reported the following results and performance measures for the fourth quarter and year ended December 31, 2018. Unless otherwise stated, all reported results compare the fourth quarter and year ended December 31, 2018, with the fourth quarter and year ended December 31, 2017 (see discussion below). The reconciliation of non-GAAP financial measures is included in the financial tables accompanying this press release.
STRATEGIC OVERVIEW

•	High-growth, fee-based business model

•	Diversified platform of multiple fee generators

•	Seeks to grow in three primary areas:

◦	Expanding existing platforms accretively, and accelerating performance to earn incentive fees;

◦	Starting new platforms for additional base and incentive fees; and

◦
Investing in or incubating strategic businesses that can achieve accelerated growth through doing business with our existing platforms, and by leveraging our deep knowledge and extensive relationships within the hospitality sector

•	Highly-aligned management team with superior long-term track record

•	Leader in asset and investment management for the real estate & hospitality sectors

FINANCIAL AND OPERATING HIGHLIGHTS
Net income attributable to common stockholders for the fourth quarter of 2018 totaled $0.3 million, or $0.14 per share, compared with a net loss of $7.4 million, or $3.58 per share, in the prior year quarter. Adjusted net income for the fourth quarter was $9.3 million, or $2.20 per diluted share, compared with $4.9 million, or $1.91 per diluted share, in the prior year quarter.

Ashford Reports Fourth Quarter Results

February 28, 2019

•
Total revenue for the fourth quarter of 2018 was $51.0 million, reflecting a growth rate of 72% over the prior year quarter. Total revenue for the full year 2018 was $195.5 million, reflecting a growth rate of 140% over the prior year.

•
Adjusted EBITDA for the fourth quarter was $8.0 million reflecting a growth rate of 65% over the prior year quarter. Adjusted EBITDA for the full year 2018 was $28.8 million, reflecting a growth rate of 65% over the prior year.

•	At the end of the fourth quarter of 2018, the Company had approximately $6.5 billion of assets under management.

•	In September and October, the Company completed an underwritten public offering of 280,000 shares of common stock resulting in net proceeds of approximately $19 million.

•	On January 17, 2019, the Company announced the new Enhanced Return Funding Program agreement with Braemar Hotels & Resorts.

•	As of December 31, 2018, the Company had corporate cash of $50.4 million.

ENHANCED RETURN FUNDING PROGRAM WITH BRAEMAR HOTELS & RESORTS
On January 17, 2019, the Company announced that it entered into an agreement with Braemar Hotels & Resorts, Inc. (NYSE: BHR) (“Braemar”) for the new Enhanced Return Funding Program (“ERFP” or the “Program”).  Under the Program with Braemar, the Company has agreed to provide up to $50 million in connection with the acquisition by Braemar of additional hotels. Ashford will provide 10% of the purchase price of each hotel acquired by Braemar up to $500 million in total acquisitions.

Braemar’s acquisition of the Ritz-Carlton Lake Tahoe located in Truckee, California, which was completed on January 15, 2019 for $103 million, is the first hotel acquisition by Braemar to benefit from the Program. In connection with this acquisition, and subject to the terms of the ERFP, the Company has committed to provide Braemar with approximately $10.3 million of cash via the future purchase of hotel furniture, fixtures, and equipment (“FF&E”) at Braemar properties.

The Program is expected to generate attractive returns on invested capital for Ashford via incremental base advisory fees, potential incentive fees, fees for various products and services offered, and tax savings.

ENHANCED RETURN FUNDING PROGRAM WITH ASHFORD TRUST
During the second quarter of 2018, the Company entered into an agreement with Ashford Hospitality Trust, Inc. (NYSE: AHT) (“Ashford Trust” or “Trust”) for an ERFP. Under the Program with Trust, the Company agreed to provide $50 million in connection with the acquisition by Trust of additional hotels. Ashford will provide 10% of the purchase price of each hotel acquired by Trust, and, to date, Trust has acquired four hotels for a combined $406 million under the Program.

During the quarter, Trust completed the acquisition of the La Posada de Santa Fe in Santa Fe, New Mexico for $50 million, which is the second hotel acquisition to benefit from the ERFP. Also, during the quarter, the Company acquired $16.1 million in FF&E from Ashford Trust, fulfilling its ERFP obligation on the Hilton Alexandria Old Town and La Posada de Santa Fe acquisitions.

Subsequent to quarter end, Trust completed the acquisition of the Embassy Suites New York Midtown Manhattan in New York, New York for $195 million, becoming the third hotel acquisition to benefit from the ERFP. In connection with the acquisition, the Company has committed to provide Ashford Trust with approximately $19.5 million of cash under the ERFP via the future purchase of FF&E at Trust properties.

Ashford Reports Fourth Quarter Results

February 28, 2019

Subsequent to quarter end, Trust completed the acquisition of the Hilton Santa Cruz/Scotts Valley in Santa Cruz, California for $50 million, becoming the fourth hotel acquisition to benefit from the ERFP. In connection with the acquisition, the Company has committed to provide Ashford Trust with approximately $5 million of cash under the ERFP via the future purchase of FF&E at Trust properties.

PREMIER PROJECT MANAGEMENT UPDATE
In August 2018, the Company completed the acquisition of Premier Project Management (“Premier”) for $203 million. Premier provides comprehensive and cost-effective design, development, and project management services. It provides project oversight, coordination, planning, and execution of renovation, capital expenditure or ground-up development projects. Its operations are responsible for managing and implementing substantially all capital improvements at Ashford Trust and Braemar hotels. Additionally, it has extensive experience working with many of the major hotel brands in the areas of renovating, converting, developing or repositioning hotels. Premier produced Adjusted EBITDA of $3.7 million in the fourth quarter and $5.4 million since the acquisition.

J&S AUDIO VISUAL UPDATE
The Company currently owns an 85% controlling interest in a privately-held company that conducts the business of J&S Audio Visual in the United States, Mexico, and the Dominican Republic (“J&S”). J&S provides an integrated suite of audio visual services, including show and event services, hospitality services, creative services, and design and integration, making J&S a leading single-source solution for their clients’ meeting and event needs. The Company’s 85% interest in J&S resulted in Adjusted EBITDA of $0.3 million in the fourth quarter, which is consistent with historical seasonality, and $5.1 million in Adjusted EBITDA for the full year. Additionally, as of the end of the fourth quarter, J&S had multi-year contracts in place with 74 hotels and convention centers, in addition to regular business representing over 2,500 annual events and productions, 500 venue locations, and 650 clients.

FINANCIAL RESULTS
Net income attributable to common stockholders for the quarter totaled $0.3 million, or $0.14 per share, compared with a net loss of $7.4 million, or $3.58 per share, in the prior year quarter. Adjusted net income for the quarter was $9.3 million, or $2.20 per diluted share, compared with $4.9 million, or $1.91 per diluted share, in the prior year quarter.

For the quarter ended December 31, 2018, base advisory fee revenue was $11.4 million, which reflected a growth rate of 4.0% over the prior year quarter. The base advisory fee revenue in the fourth quarter was comprised of $8.9 million from Ashford Trust and $2.5 million from Braemar.

Adjusted EBITDA for the quarter was $8.0 million, compared with $4.8 million for the fourth quarter of 2017, reflecting a growth rate of 65%.

For 2018, the Company earned a $2.0 million incentive fee from Braemar. The incentive fee will be paid and recognized as revenue by the Company over a three-year period, subject to the FCCR condition in accordance with the advisory agreement.

CAPITAL STRUCTURE
At the end of the fourth quarter of 2018, the Company had approximately $6.5 billion of assets under management from its advised platforms. The Company had corporate cash of $50.4 million, 2.8 million fully diluted shares, and a current fully diluted equity market capitalization of approximately $165 million. The Company’s financial results include 1.45 million common shares associated with its Series B convertible preferred stock. The Company had $18.0 million of loans at December 31, 2018, of which approximately $2.8 million related to its joint venture partners’ share of those loans.

Ashford Reports Fourth Quarter Results

February 28, 2019

In September and October 2018, the Company completed its underwritten public offering of 280,000 shares of common stock at a price to the public of $74.50 per share. Total net proceeds from the offering, after deducting the underwriters’ discounts, commissions and offering expenses, were approximately $19 million.

QUARTERLY HIGHLIGHTS FOR ADVISED PLATFORMS

ASHFORD TRUST HIGHLIGHTS

•	During the quarter, Trust completed the acquisition of the 157-room La Posada de Santa Fe in Santa Fe, New Mexico for $50 million. This was the second Trust acquisition to benefit from the ERFP.

•
Subsequent to quarter end, Trust completed the acquisition of the 310-room Embassy Suites New York Midtown Manhattan in New York, New York for $195 million. This was the third Trust acquisition to benefit from the ERFP.

•
Subsequent to quarter end, Trust completed the acquisition of the 178-room Hilton Santa Cruz/Scotts Valley in Santa Cruz, California for $50 million. This was the fourth Trust acquisition to benefit from the ERFP.

BRAEMAR HOTELS & RESORTS HIGHLIGHTS

•
During the quarter, Braemar completed an offering of its 8.25% Series D Cumulative Preferred Stock raising net proceeds of approximately $38.7 million, which were used to partially fund the acquisition of the Ritz-Carlton Lake Tahoe.

•	Braemar remains on track with its Autograph Collection conversions at both the Courtyard Philadelphia Downtown and Courtyard San Francisco Downtown.

•	Subsequent to quarter end, Braemar entered into the new Enhanced Return Funding Program with Ashford Inc.

•
Subsequent to quarter end, Braemar completed the acquisition of the 170-room Ritz-Carlton Lake Tahoe in Truckee, California for $103 million. This was the first Braemar acquisition to benefit from the ERFP.

•	Subsequent to quarter end, Braemar refinanced a mortgage loan with an existing outstanding balance totaling approximately $187 million with a new mortgage loan totaling $195 million.

“We are pleased with our operating results for 2018, which reflect the diligent execution of our strategy focused on growing our advised platforms and acquiring growth-oriented hospitality-related businesses,” commented Monty J. Bennett, Ashford’s Chairman and Chief Executive Officer. “During the year, through the acquisition of Premier Project Management, we added scale, diversification and enhanced our competitive position in the hospitality industry, and we also continued to benefit from strong growth within our service businesses. We remain extremely excited about our Enhanced Return Funding Program with our advised platforms and so far have successfully partnered with them on the acquisition of five high-quality hotels totaling over $500 million in new assets. We believe these two ERFP Programs should continue to create substantial growth in assets under management for us while also delivering attractive returns to our shareholders and the shareholders of our advised platforms. Looking ahead to 2019, we are well-positioned to continue to successfully execute on our strategy.”

INVESTOR CONFERENCE CALL AND SIMULCAST
The Company will conduct a conference call on Friday, March 1, 2019, at 12:00 p.m. ET. The number for this interactive teleconference is (323) 794-2093.  A replay of the conference call will be available through Friday, March 8, 2019, by dialing (719) 457-0820 and entering the confirmation number 8529693.

Ashford Reports Fourth Quarter Results

February 28, 2019

The Company will also provide an online simulcast and rebroadcast of its fourth quarter 2018 earnings release conference call. The live broadcast of the Company’s quarterly conference call will be available online at the Company's web site, www.ashfordinc.com on Friday, March 1, 2019, beginning at 12:00 p.m. ET. The online replay will follow shortly after the call and continue for approximately one year.

Included in this press release are certain supplemental measures of performance which are not measures of operating performance under GAAP, to assist investors in evaluating the Company’s historical or future financial performance. These supplemental measures include adjusted earnings before interest, tax, depreciation and amortization (“Adjusted EBITDA”) and Adjusted Net Income. We believe that Adjusted EBITDA and Adjusted Net Income provide investors and management with a meaningful indicator of operating performance. Management also uses Adjusted EBITDA and Adjusted Net Income, among other measures, to evaluate profitability and our board of directors includes these measures in reviews to determine quarterly distributions to stockholders. We calculate Adjusted EBITDA by subtracting or adding to net income (loss): interest expense, income taxes, depreciation, amortization, net income (loss) to noncontrolling interests, transaction costs, and other expenses. We calculate Adjusted Net Income by subtracting or adding to net income (loss): net income (loss) to noncontrolling interests, transaction costs, and other expenses. Our methodology for calculating Adjusted EBITDA and Adjusted Net Income may differ from the methodologies used by other comparable companies, when calculating the same or similar supplemental financial measures and may not be comparable with these companies. Neither Adjusted EBITDA nor Adjusted Net Income represents cash generated from operating activities as determined by GAAP and should not be considered as an alternative to a) GAAP net income (loss) as an indication of our financial performance or b) GAAP cash flows from operating activities as a measure of our liquidity nor are such measures indicative of funds available to satisfy our cash needs. The Company urges investors to carefully review the U.S. GAAP financial information as shown in our periodic reports on Form 10-Q and Form 10-K, as amended and our Current Report on Form 8-K to reflect the acquisition of the Remington project management business.

* * * * *

Ashford provides global asset management, investment management and related services to the real estate and hospitality sectors.

Follow Chairman and CEO Monty Bennett on Twitter at www.twitter.com/MBennettAshford or @MBennettAshford.

Ashford has created an Ashford App for the hospitality REIT investor community. The Ashford App is available for free download at Apple’s App Store and the Google Play Store by searching “Ashford.”

Forward Looking Statements

Certain statements and assumptions in this press release contain or are based upon "forward-looking" information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties. When we use the words "will likely result," "may," “can,” "anticipate," "estimate," "should," "expect," "believe," "intend," or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Ashford's control.

These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: adverse litigation or regulatory developments; general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy; the degree and nature of our competition; risks associated with the Remington Project Management business combination transaction, such as the risk that the Project Management business will not be integrated successfully, that such integration may be more difficult, time-consuming or costly than expected or that the expected benefits of the acquisition will not be realized. These and other risk factors are more fully discussed in Ashford's filings with the Securities and

Ashford Reports Fourth Quarter Results

February 28, 2019

Exchange Commission (SEC) including Ashford’s definitive proxy statement filed with the SEC on July 12, 2018 and Ashford’s 10-K filed with the SEC on March 12, 2018.

The forward-looking statements included in this press release are only made as of the date of this press release. Investors should not place undue reliance on these forward-looking statements. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations or otherwise.

ASHFORD INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(unaudited, in thousands, except share and per share amounts)

	December 31, 2018	December 31, 2017
ASSETS
Current assets:
Cash and cash equivalents	$51,529	$36,480
Restricted cash	7,914	9,076
Accounts receivable, net	4,928	5,127
Due from affiliates	45	—
Due from Ashford Trust OP	5,293	13,346
Due from Braemar OP	1,996	1,738
Inventories	1,202	1,066
Prepaid expenses and other	3,902	2,913
Total current assets	76,809	69,746
Investments in unconsolidated entities	500	500
Furniture, fixtures and equipment, net	47,947	21,154
Goodwill	59,683	12,947
Intangible assets, net	193,194	9,713
Other assets	872	750
Total assets	$379,005	$114,810
LIABILITIES
Current liabilities:
Accounts payable and accrued expenses	$24,880	$20,451
Due to affiliates	2,032	4,272
Deferred income	148	459
Deferred compensation plan	173	311
Notes payable, net	2,595	1,751
Other liabilities	8,418	9,076
Total current liabilities	38,246	36,320
Accrued expenses	—	78
Deferred income	13,396	13,440
Deferred tax liability, net	31,506	—
Deferred compensation plan	10,401	18,948
Notes payable, net	15,177	9,956
Total liabilities	108,726	78,742
MEZZANINE EQUITY
Series B cumulative convertible preferred stock, $25 par value, 8,120,000 shares issued and outstanding, net of discount at December 31, 2018	200,847	—
Redeemable noncontrolling interests	3,531	5,111
EQUITY
Preferred stock, $0.01 par value, 50,000,000 shares authorized:
Series A cumulative preferred stock, no shares issued and outstanding at December 31, 2018 and December 31, 2017	—	—
Common stock, $0.01 par value, 100,000,000 shares authorized, 2,391,541 and 2,093,556 shares issued and outstanding at December 31, 2018 and December 31, 2017, respectively	24	21
Additional paid-in capital	280,159	249,695
Accumulated deficit	(214,242)	(219,396)
Accumulated other comprehensive income (loss)	(498)	(135)
Total stockholders’ equity of the Company	65,443	30,185
Noncontrolling interests in consolidated entities	458	772
Total equity	65,901	30,957
Total liabilities and equity	$379,005	$114,810

ASHFORD INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited, in thousands, except per share amounts)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2018	2017	2018	2017
REVENUE
Advisory services:
Base advisory fee	$11,365	$10,924	$44,905	$43,523
Incentive advisory fee	1,131	771	2,487	3,083
Reimbursable expenses	2,785	2,251	9,837	9,705
Non-cash stock/unit-based compensation	5,946	3,945	31,726	9,394
Other advisory revenue	131	131	521	277
Audio visual	19,974	9,186	81,186	9,186
Project management	7,018	—	10,634	—
Other	2,626	2,458	14,224	6,405
Total revenue	50,976	29,666	195,520	81,573
EXPENSES
Salaries and benefits	7,243	16,033	37,853	43,610
Non-cash stock/unit-based compensation	8,017	6,044	41,917	17,863
Cost of revenues for audio visual	16,555	7,757	64,555	7,757
Cost of revenues for project management	1,978	—	3,167	—
Depreciation and amortization	4,137	891	9,342	2,527
General and administrative	7,137	4,870	34,356	17,113
Impairment	—	—	1,919	1,072
Other	1,078	1,535	3,250	2,153
Total operating expenses	46,145	37,130	196,359	92,095
OPERATING INCOME (LOSS)	4,831	(7,464)	(839)	(10,522)
Interest expense	(366)	(72)	(959)	(83)
Amortization of loan costs	(64)	(15)	(241)	(39)
Interest income	41	91	329	244
Dividend income	—	—	—	93
Unrealized gain (loss) on investments	—	—	—	203
Realized gain (loss) on investments	—	—	—	(294)
Other income (expense)	(496)	(47)	(834)	(73)
INCOME (LOSS) BEFORE INCOME TAXES	3,946	(7,507)	(2,544)	(10,471)
Income tax (expense) benefit	(1,229)	(475)	10,364	(9,723)
NET INCOME (LOSS)	2,717	(7,982)	7,820	(20,194)
(Income) loss from consolidated entities attributable to noncontrolling interests	220	91	924	358
Net (income) loss attributable to redeemable noncontrolling interests	621	489	1,438	1,484
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	3,558	(7,402)	10,182	(18,352)
Preferred dividends	(2,791)	—	(4,466)	—
Amortization of preferred stock discount	(427)	—	(730)	—
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$340	$(7,402)	$4,986	$(18,352)

INCOME (LOSS) PER SHARE - BASIC AND DILUTED
Basic:
Net income (loss) attributable to common stockholders	$0.14	$(3.58)	$2.29	$(9.04)
Weighted average common shares outstanding - basic	2,381	2,069	2,170	2,031
Diluted:
Net income (loss) attributable to common stockholders	$(1.96)	$(3.72)	$(2.11)	$(9.59)
Weighted average common shares outstanding - diluted	2,652	2,118	2,332	2,067

ASHFORD INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA AND ADJUSTED EBITDA
(unaudited, in thousands)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2018	2017	2018	2017
Net income (loss)	$2,717	$(7,982)	$7,820	$(20,194)
(Income) loss from consolidated entities attributable to noncontrolling interests	220	91	924	358
Net (income) loss attributable to redeemable noncontrolling interests	621	489	1,438	1,484
Net income (loss) attributable to the company	3,558	(7,402)	10,182	(18,352)
Interest expense	313	60	826	68
Amortization of loan costs	59	10	215	23
Depreciation and amortization	4,788	1,182	12,330	2,799
Income tax expense (benefit)	1,217	475	(10,431)	9,723
Net income (loss) attributable to redeemable noncontrolling interests (1)	—	(15)	9	(19)
EBITDA	9,935	(5,690)	13,131	(5,758)
Equity-based compensation	1,960	2,092	10,013	8,440
Market change in deferred compensation plan	(4,904)	6,737	(8,444)	10,410
Change in contingent consideration fair value	—	1,066	338	1,066
Transaction costs	836	593	11,213	2,906
Software implementation costs	—	17	45	165
Reimbursed software costs	(462)	(218)	(1,627)	(710)
Impairment	—	—	1,919	—
Dead deal costs	8	—	17	—
Realized and unrealized (gain) loss on derivatives	—	—	—	41
Legal and settlement costs	—	(8)	(50)	470
Severance costs	3	—	1,319	170
Amortization of hotel signing fees and lock subsidies	245	174	628	174
Other (gain) loss on disposal of assets	279	—	188	—
Foreign currency transactions (gain) loss	55	51	60	51
Adjusted EBITDA	$7,955	$4,814	$28,750	$17,425
(1) Represents the 0.2% interest in Ashford Hospitality Advisors, LLC prior to our legal entity restructuring on April 6, 2017 and 0.2% interest in Ashford Hospitality Holdings, LLC thereafter.

ASHFORD INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO ADJUSTED NET INCOME (LOSS)
(unaudited, in thousands, except per share amounts)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2018	2017	2018	2017
Net income (loss)	$2,717	$(7,982)	$7,820	$(20,194)
(Income) loss from consolidated entities attributable to noncontrolling interests	220	91	924	358
Net (income) loss attributable to redeemable noncontrolling interests	621	489	1,438	1,484
Preferred dividends	(2,791)	—	(4,466)	—
Amortization of preferred stock discount	(427)	—	(730)	—
Net income (loss) attributable to common stockholders	340	(7,402)	4,986	(18,352)
Amortization of loan costs	59	10	215	23
Depreciation and amortization	4,788	1,182	12,330	2,799
Net income (loss) attributable to redeemable noncontrolling interests (1)	—	(15)	9	(19)
Preferred dividends	2,791	—	4,466	—
Amortization of preferred stock discount	427	—	730	—
Equity-based compensation	1,960	2,092	10,013	8,440
Market change in deferred compensation plan	(4,904)	6,737	(8,444)	10,410
Change in contingent consideration fair value	—	1,066	338	1,066
Transaction costs	836	593	11,213	2,906
Software implementation costs	—	17	45	165
Reimbursed software costs	(462)	(218)	(1,627)	(710)
Impairment	—	—	1,919	—
Dead deal costs	8	—	17	—
Realized and unrealized (gain) loss on derivatives	—	—	—	41
Legal and settlement costs	—	(8)	(50)	470
Severance costs	3	—	1,319	170
Amortization of hotel signing fees and lock subsidies	245	174	628	174
Other (gain) loss on disposal of assets	279	—	188	—
Foreign currency transactions (gain) loss	55	51	60	51
GAAP income tax expense (benefit)	1,217	475	(10,431)	9,723
Adjusted income tax (expense) benefit (2) (3)	1,691	155	(1,809)	(1,290)
Adjusted net income	$9,333	$4,909	$26,115	$16,067
Adjusted net income per diluted share available to common stockholders	$2.20	$1.91	$8.01	$6.75
Weighted average diluted shares	4,236	2,572	3,262	2,381

Components of weighted average diluted shares
Common shares	2,385	2,072	2,174	2,037
Series B cumulative convertible preferred stock	1,450	—	575	—
Deferred compensation plan	205	208	206	209
Stock options	121	243	239	99
OpenKey put option	31	23	24	30
J&S put option	35	26	35	6
Restricted shares	9	—	9	—
Weighted average diluted shares	4,236	2,572	3,262	2,381

Reconciliation of income tax expense (benefit) to adjusted income tax (expense) benefit
GAAP Income tax (expense) benefit	$(1,229)	$(475)	$10,364	$(9,723)
Less current income tax (expense) benefit attributable to noncontrolling interests	(12)	—	(67)	—
GAAP Income tax (expense) benefit excluding noncontrolling interests	(1,217)	(475)	10,431	(9,723)
Less deferred income tax (expense) benefit	(2,908)	—	12,240	—
Less adjustment to income tax expense from restructuring	—	(630)	—	(8,433)
Adjusted income tax (expense) benefit (2) (3)	$1,691	$155	$(1,809)	$(1,290)
(1) Represents the 0.2% interest in Ashford Hospitality Advisors, LLC prior to the legal restructuring of our organizational structure on April 6, 2017 and 0.2% interest in Ashford Hospitality Holdings, LLC thereafter.
(2) Beginning in 2018, income tax expense (benefit) is adjusted to exclude the effects of deferred income tax expense (benefit) because current income tax expense (benefit) (i) provides a more accurate period-over-period comparison of the ongoing operating performance of our advisory and hospitality products and services businesses, and (ii) provides more useful information to investors regarding our economic performance inclusive of the impacts from the Tax Cuts and Jobs Act beginning January 1, 2018. See Note 12 to our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2017.
(3) Prior period amounts represent the impact of our second quarter 2017 legal entity restructuring on income tax expense for the three and twelve month periods ended December 31, 2017.

ASHFORD INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS AND
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, ADJUSTED EBITDA AND ADJUSTED NET INCOME (LOSS) BY SEGMENT
(unaudited, in thousands, except per share amounts)

	Three Months Ended December 31, 2018				Three Months Ended December 31, 2017
	REIT Advisory	Hospitality Products & Services	Corporate/ Other	Ashford Inc. Consolidated	REIT Advisory	Hospitality Products & Services	Corporate/ Other	Ashford Inc. Consolidated
REVENUE
Advisory services:
Base advisory fee - Trust	$8,871	$—	$—	$8,871	$8,704	$—	$—	$8,704
Incentive advisory fee - Trust	453	—	—	453	453	—	—	453
Reimbursable expenses - Trust	2,260	—	—	2,260	1,698	—	—	1,698
Non-cash stock/unit-based compensation - Trust	4,705	—	—	4,705	3,329	—	—	3,329
Base advisory fee - Braemar	2,494	—	—	2,494	2,220	—	—	2,220
Incentive advisory fee - Braemar	678	—	—	678	318	—	—	318
Reimbursable expenses - Braemar	525	—	—	525	553	—	—	553
Non-cash stock/unit-based compensation - Braemar	1,241	—	—	1,241	616	—	—	616
Other advisory revenue - Braemar	131	—	—	131	131	—	—	131
Audio visual	—	19,974	—	19,974	—	9,186	—	9,186
Project management	—	7,018	—	7,018	—	—	—	—
Other	769	1,857	—	2,626	1,657	801	—	2,458
Total revenue	22,127	28,849	—	50,976	19,679	9,987	—	29,666
EXPENSES
Salaries and benefits	—	3,688	7,929	11,617	—	1,592	7,382	8,974
Market change in deferred compensation plan	—	—	(4,904)	(4,904)	—	—	6,737	6,737
REIT non-cash stock/unit-based compensation expense	5,946	109	—	6,055	3,945	—	—	3,945
AINC and subsidiary non-cash stock/unit-based compensation expense	—	4	1,958	1,962	—	12	2,087	2,099
Reimbursable expenses	2,785	—	—	2,785	2,251	—	—	2,251
Cost of audio visual revenues	—	16,555	—	16,555	—	7,757	—	7,757
Cost of project management revenues	—	1,978	—	1,978	—	—	—	—
General and administrative	—	3,171	1,711	4,882	—	1,433	1,508	2,941
Depreciation and amortization	562	3,458	117	4,137	376	344	171	891
Other	—	1,080	(2)	1,078	—	469	1,066	1,535
Total operating expenses	9,293	30,043	6,809	46,145	6,572	11,607	18,951	37,130
OPERATING INCOME (LOSS)	12,834	(1,194)	(6,809)	4,831	13,107	(1,620)	(18,951)	(7,464)
Other	—	(841)	(44)	(885)	—	(134)	91	(43)
INCOME (LOSS) BEFORE INCOME TAXES	12,834	(2,035)	(6,853)	3,946	13,107	(1,754)	(18,860)	(7,507)
Income tax (expense) benefit	(4,525)	152	3,144	(1,229)	(5,429)	280	4,674	(475)
NET INCOME (LOSS)	8,309	(1,883)	(3,709)	2,717	7,678	(1,474)	(14,186)	(7,982)
(Income) loss from consolidated entities attributable to noncontrolling interests	—	220	—	220	—	91	—	91
Net (income) loss attributable to redeemable noncontrolling interests	—	621	—	621	—	474	15	489
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	$8,309	$(1,042)	$(3,709)	$3,558	$7,678	$(909)	$(14,171)	$(7,402)
Interest expense	—	277	36	313	—	60	—	60
Amortization of loan costs	—	14	45	59	—	10	—	10
Depreciation and amortization	562	4,109	117	4,788	376	635	171	1,182
Income tax expense (benefit)	4,525	(164)	(3,144)	1,217	5,429	(280)	(4,674)	475
Net income (loss) attributable to redeemable noncontrolling interests (1)	—	—	—	—	—	—	(15)	(15)
EBITDA	13,396	3,194	(6,655)	9,935	13,483	(484)	(18,689)	(5,690)
Equity-based compensation	—	1	1,959	1,960	—	5	2,087	2,092
Market change in deferred compensation plan	—	—	(4,904)	(4,904)	—	—	6,737	6,737
Change in contingent consideration fair value	—	—	—	—	—	—	1,066	1,066
Transaction costs	—	6	830	836	—	3	590	593
Software implementation costs	—	—	—	—	16	—	1	17
Reimbursed software costs, net	(462)	—	—	(462)	(218)	—	—	(218)
Dead deal costs	—	—	8	8	—	—	—	—
Legal and settlement costs	—	—	—	—	—	—	(8)	(8)
Severance costs	—	3	—	3	—	—	—	—
Amortization of hotel signing fees and lock subsidies	—	245	—	245	—	174	—	174
Other (gain) loss on disposal of assets	—	279	—	279	—	—	—	—
Foreign currency transactions (gain) loss	—	55	—	55	—	51	—	51
Adjusted EBITDA	12,934	3,783	(8,762)	7,955	13,281	(251)	(8,216)	4,814
Interest expense	—	(277)	(36)	(313)	—	(60)	—	(60)
Adjusted income tax (expense) benefit	(275)	(62)	2,028	1,691	(5,429)	280	4,674	(475)
Adjustment to income tax expense from restructuring	—	—	—	—	—	—	630	630
Adjusted net income (loss)	$12,659	$3,444	$(6,770)	$9,333	$7,852	$(31)	$(2,912)	$4,909
Adjusted net income (loss) per diluted share available to common stockholders (2)	$2.99	$0.81	$(1.60)	$2.20	$3.05	$(0.01)	$(1.13)	$1.91
Weighted average diluted shares	4,236	4,236	4,236	4,236	2,572	2,572	2,572	2,572
(1) Represents the 0.2% interest in Ashford Hospitality Advisors, LLC prior to our legal entity restructuring on April 6, 2017 and 0.2% interest in Ashford Hospitality Holdings, LLC thereafter.
(2) The sum of the adjusted net income (loss) per diluted share available to common stockholders as calculated for the segments may differ from the consolidated total due to rounding.

ASHFORD INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS AND
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, ADJUSTED EBITDA AND ADJUSTED NET INCOME (LOSS) BY SEGMENT
(unaudited, in thousands, except per share amounts)

	Year Ended December 31, 2018				Year Ended December 31, 2017
	REIT Advisory	Hospitality Products & Services	Corporate/ Other	Ashford Inc. Consolidated	REIT Advisory	Hospitality Products & Services	Corporate/ Other	Ashford Inc. Consolidated
REVENUE
Advisory services:
Base advisory fee - Trust	$35,482	$—	$—	$35,482	$34,724	$—	$—	$34,724
Incentive advisory fee - Trust	1,809	—	—	1,809	1,809	—	—	1,809
Reimbursable expenses - Trust	7,905	—	—	7,905	7,600	—	—	7,600
Non-cash stock/unit-based compensation - Trust	25,245	—	—	25,245	11,077	—	—	11,077
Base advisory fee - Braemar	9,423	—	—	9,423	8,799	—	—	8,799
Incentive advisory fee - Braemar	678	—	—	678	1,274	—	—	1,274
Reimbursable expenses - Braemar	1,932	—	—	1,932	2,105	—	—	2,105
Non-cash stock/unit-based compensation - Braemar	6,481	—	—	6,481	(1,683)	—	—	(1,683)
Other advisory revenue - Braemar	521	—	—	521	277	—	—	277
Audio visual	—	81,186	—	81,186	—	9,186	—	9,186
Project management	—	10,634	—	10,634	—	—	—	—
Other	8,467	5,757	—	14,224	4,006	2,399	—	6,405
Total revenue	97,943	97,577	—	195,520	69,988	11,585	—	81,573
EXPENSES
Salaries and benefits	—	11,325	33,412	44,737	—	3,351	28,561	31,912
Market change in deferred compensation plan	—	—	(8,444)	(8,444)	—	—	10,410	10,410
REIT non-cash stock/unit-based compensation expense	31,726	173	—	31,899	9,394	—	—	9,394
AINC and subsidiary non-cash stock/unit-based compensation expense	—	10	10,008	10,018	—	39	8,430	8,469
Reimbursable expenses	9,837	—	—	9,837	9,705	—	—	9,705
Cost of audio visual revenues	—	64,555	—	64,555	—	7,757	—	7,757
Cost of project management revenues	—	3,167	—	3,167	—	—	—	—
General and administrative	—	11,410	14,669	26,079	—	2,998	5,698	8,696
Depreciation and amortization	2,129	6,685	528	9,342	1,373	394	760	2,527
Impairment	1,863	—	56	1,919	1,041	—	31	1,072
Other	—	2,913	337	3,250	—	1,087	1,066	2,153
Total operating expenses	45,555	100,238	50,566	196,359	21,513	15,626	54,956	92,095
OPERATING INCOME (LOSS)	52,388	(2,661)	(50,566)	(839)	48,475	(4,041)	(54,956)	(10,522)
Other	—	(1,764)	59	(1,705)	—	(181)	232	51
INCOME (LOSS) BEFORE INCOME TAXES	52,388	(4,425)	(50,507)	(2,544)	48,475	(4,222)	(54,724)	(10,471)
Income tax (expense) benefit	(12,566)	(175)	23,105	10,364	(18,324)	280	8,321	(9,723)
NET INCOME (LOSS)	39,822	(4,600)	(27,402)	7,820	30,151	(3,942)	(46,403)	(20,194)
(Income) loss from consolidated entities attributable to noncontrolling interests	—	924	—	924	—	504	(146)	358
Net (income) loss attributable to redeemable noncontrolling interests	—	1,447	(9)	1,438	—	1,465	19	1,484
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	$39,822	$(2,229)	$(27,411)	$10,182	$30,151	$(1,973)	$(46,530)	$(18,352)
Interest expense	—	708	118	826	—	68	—	68
Amortization of loan costs	—	65	150	215	—	23	—	23
Depreciation and amortization	2,129	9,673	528	12,330	1,373	666	760	2,799
Income tax expense (benefit)	12,566	108	(23,105)	(10,431)	18,324	(280)	(8,321)	9,723
Net income (loss) attributable to redeemable noncontrolling interests (1)	—	—	9	9	—	—	(19)	(19)
EBITDA	54,517	8,325	(49,711)	13,131	49,848	(1,496)	(54,110)	(5,758)
Equity-based compensation	—	4	10,009	10,013	—	10	8,430	8,440
Market change in deferred compensation plan	—	—	(8,444)	(8,444)	—	—	10,410	10,410
Change in contingent consideration fair value	—	—	338	338	—	—	1,066	1,066
Transaction costs	—	76	11,137	11,213	—	170	2,736	2,906
Software implementation costs	—	—	45	45	160	—	5	165
Reimbursed software costs, net	(1,627)	—	—	(1,627)	(741)	—	31	(710)
Impairment	1,863	—	56	1,919	—	—	—	—
Dead deal costs	—	—	17	17	—	—	—	—
Realized and unrealized (gain) loss on derivatives	—	—	—	—	—	—	41	41
Legal and settlement costs	—	—	(50)	(50)	—	—	470	470
Severance costs	—	18	1,301	1,319	—	88	82	170
Amortization of hotel signing fees and lock subsidies	—	628	—	628	—	174	—	174
Other (gain) loss on disposal of assets	—	188	—	188	—	—	—	—
Foreign currency transactions (gain) loss	—	60	—	60	—	51	—	51
Adjusted EBITDA	54,753	9,299	(35,302)	28,750	49,267	(1,003)	(30,839)	17,425
Interest expense	—	(708)	(118)	(826)	—	(68)	—	(68)
Adjusted income tax (expense) benefit	(7,206)	143	5,254	(1,809)	(18,324)	280	8,321	(9,723)
Adjustment to income tax expense from restructuring	—	—	—	—	—	—	8,433	8,433
Adjusted net income (loss)	$47,547	$8,734	$(30,166)	$26,115	$30,943	$(791)	$(14,085)	$16,067
Adjusted net income (loss) per diluted share available to common stockholders (2)	$14.58	$2.68	$(9.25)	$8.01	$13.00	$(0.33)	$(5.92)	$6.75
Weighted average diluted shares	3,262	3,262	3,262	3,262	2,381	2,381	2,381	2,381
(1) Represents the 0.2% interest in Ashford Hospitality Advisors, LLC prior to our legal entity restructuring on April 6, 2017 and 0.2% interest in Ashford Hospitality Holdings, LLC thereafter.
(2) The sum of the adjusted net income (loss) per diluted share available to common stockholders as calculated for the segments may differ from the consolidated total due to rounding.

ASHFORD INC. AND SUBSIDIARIES
HOSPITALITY PRODUCTS & SERVICES
CONSOLIDATED STATEMENTS OF OPERATIONS AND
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, ADJUSTED EBITDA AND ADJUSTED NET INCOME (LOSS)
(unaudited, in thousands, except per share amounts)

	Three Months Ended December 31, 2018					Three Months Ended December 31, 2017
	Premier	J&S	OpenKey	Other (1)	Hospitality Products & Services	Premier	J&S	OpenKey	Other (1)	Hospitality Products & Services
REVENUE
Audio visual	$—	$19,974	$—	$—	$19,974	$—	$9,186	$—	$—	$9,186
Project management	7,018	—	—	—	7,018	—	—	—	—	—
Other	—	—	226	1,631	1,857	—	—	187	614	801
Total revenue	7,018	19,974	226	1,631	28,849	—	9,186	187	614	9,987
EXPENSES
Salaries and benefits	888	2,076	392	332	3,688	—	868	553	171	1,592
REIT non-cash stock/unit-based compensation expense	109	—	—	—	109	—	—	—	—	—
AINC and subsidiary non-cash stock/unit-based compensation expense	—	—	4	—	4	—	—	12	—	12
Cost of audio visual revenues	—	16,555	—	—	16,555	—	7,757	—	—	7,757
Cost of project management revenues	1,978	—	—	—	1,978	—	—	—	—	—
General and administrative	362	1,964	523	322	3,171	—	1,030	299	104	1,433
Depreciation and amortization	2,740	691	7	20	3,458	—	319	8	17	344
Other	—	—	246	834	1,080	—	—	166	303	469
Total operating expenses	6,077	21,286	1,172	1,508	30,043	—	9,974	1,038	595	11,607
OPERATING INCOME (LOSS)	941	(1,312)	(946)	123	(1,194)	—	(788)	(851)	19	(1,620)
Other	—	(823)	(5)	(13)	(841)	—	(121)	(4)	(9)	(134)
INCOME (LOSS) BEFORE INCOME TAXES	941	(2,135)	(951)	110	(2,035)	—	(909)	(855)	10	(1,754)
Income tax (expense) benefit	(232)	415	—	(31)	152	—	252	—	28	280
NET INCOME (LOSS)	709	(1,720)	(951)	79	(1,883)	—	(657)	(855)	38	(1,474)
(Income) loss from consolidated entities attributable to noncontrolling interests	—	—	241	(21)	220	—	(49)	142	(2)	91
Net (income) loss attributable to redeemable noncontrolling interests	—	332	289	—	621	—	136	338	—	474
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	$709	$(1,388)	$(421)	$58	$(1,042)	$—	$(570)	$(375)	$36	$(909)
Interest expense	—	239	—	38	277	—	58	—	2	60
Amortization of loan costs	—	10	2	2	14	—	5	1	4	10
Depreciation and amortization	2,740	1,297	3	69	4,109	—	608	3	24	635
Income tax expense (benefit)	232	(427)	—	31	(164)	—	(252)	—	(28)	(280)
EBITDA	3,681	(269)	(416)	198	3,194	—	(151)	(371)	38	(484)
Equity-based compensation	—	—	1	—	1	—	—	5	—	5
Transaction costs	—	6	—	—	6	—	—	—	3	3
Severance costs	—	—	3	—	3	—	—	—	—	—
Amortization of hotel signing fees and lock subsidies	—	234	11	—	245	—	152	22	—	174
Other (gain) loss on disposal of assets	—	250	29	—	279	—	—	—	—	—
Foreign currency transactions (gain) loss	—	55	—	—	55	—	51	—	—	51
Adjusted EBITDA	3,681	276	(372)	198	3,783	—	52	(344)	41	(251)
Interest expense	—	(239)	—	(38)	(277)	—	(58)	—	(2)	(60)
Adjusted income tax (expense) benefit	(704)	622	—	20	(62)	—	252	—	28	280
Adjusted net income (loss)	$2,977	$659	$(372)	$180	$3,444	$—	$246	$(344)	$67	$(31)
Adjusted net income (loss) per diluted share available to common stockholders (2)	$0.70	$0.16	$(0.09)	$0.04	$0.81	$—	$0.10	$(0.13)	$0.03	$(0.01)
Weighted average diluted shares	4,236	4,236	4,236	4,236	4,236	2,572	2,572	2,572	2,572	2,572
(1) Represents Pure Wellness, and for the three months ended December 31, 2018, also includes RED Hospitality & Leisure LLC.
(2) The sum of the adjusted net income (loss) per diluted share available to common stockholders as calculated for the subsidiaries may differ from the Hospitality Products & Services total due to rounding.

ASHFORD INC. AND SUBSIDIARIES
HOSPITALITY PRODUCTS & SERVICES
CONSOLIDATED STATEMENTS OF OPERATIONS AND
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, ADJUSTED EBITDA AND ADJUSTED NET INCOME (LOSS)
(unaudited, in thousands, except per share amounts)

	Year Ended December 31, 2018					Year Ended December 31, 2017
	Premier	J&S	OpenKey	Other (1)	Hospitality Products & Services	Premier	J&S	OpenKey	Other (1)	Hospitality Products & Services
REVENUE
Audio visual	$—	$81,186	$—	$—	$81,186	$—	$9,186	$—	$—	$9,186
Project management	10,634	—	—	—	10,634	—	—	—	—	—
Other	—	—	999	4,758	5,757	—	—	327	2,072	2,399
Total revenue	10,634	81,186	999	4,758	97,577	—	9,186	327	2,072	11,585
EXPENSES
Salaries and benefits	1,386	6,644	2,051	1,244	11,325	—	868	1,816	667	3,351
REIT non-cash stock/unit-based compensation expense	173	—	—	—	173	—	—	—	—	—
AINC and subsidiary non-cash stock/unit-based compensation expense	—	—	10	—	10	—	—	39	—	39
Cost of audio visual revenues	—	64,555	—	—	64,555	—	7,757	—	—	7,757
Cost of project management revenues	3,167	—	—	—	3,167	—	—	—	—	—
General and administrative	534	7,994	1,783	1,099	11,410	—	1,030	1,431	537	2,998
Depreciation and amortization	4,358	2,221	27	79	6,685	—	319	25	50	394
Other	—	—	666	2,247	2,913	—	—	192	895	1,087
Total operating expenses	9,618	81,414	4,537	4,669	100,238	—	9,974	3,503	2,149	15,626
OPERATING INCOME (LOSS)	1,016	(228)	(3,538)	89	(2,661)	—	(788)	(3,176)	(77)	(4,041)
Other	—	(1,675)	(23)	(66)	(1,764)	—	(121)	(31)	(29)	(181)
INCOME (LOSS) BEFORE INCOME TAXES	1,016	(1,903)	(3,561)	23	(4,425)	—	(909)	(3,207)	(106)	(4,222)
Income tax (expense) benefit	(239)	76	—	(12)	(175)	—	252	—	28	280
NET INCOME (LOSS)	777	(1,827)	(3,561)	11	(4,600)	—	(657)	(3,207)	(78)	(3,942)
(Income) loss from consolidated entities attributable to noncontrolling interests	—	58	826	40	924	—	(49)	515	38	504
Net (income) loss attributable to redeemable noncontrolling interests	—	361	1,086	—	1,447	—	136	1,329	—	1,465
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	$777	$(1,408)	$(1,649)	$51	$(2,229)	$—	$(570)	$(1,363)	$(40)	$(1,973)
Interest expense	—	633	—	75	708	—	58	—	10	68
Amortization of loan costs	—	40	11	14	65	—	5	8	10	23
Depreciation and amortization	4,358	5,090	12	213	9,673	—	608	11	47	666
Income tax expense (benefit)	239	(143)	—	12	108	—	(252)	—	(28)	(280)
EBITDA	5,374	4,212	(1,626)	365	8,325	—	(151)	(1,344)	(1)	(1,496)
Equity-based compensation	—	—	4	—	4	—	—	10	—	10
Transaction costs	—	70	—	6	76	—	—	—	170	170
Severance costs	—	—	3	15	18	—	—	—	88	88
Amortization of hotel signing fees and lock subsidies	—	587	41	—	628	—	152	22	—	174
Other (gain) loss on disposal of assets	—	194	—	(6)	188	—	—	—	—	—
Foreign currency transactions (gain) loss	—	60	—	—	60	—	51	—	—	51
Adjusted EBITDA	5,374	5,123	(1,578)	380	9,299	—	52	(1,312)	257	(1,003)
Interest expense	—	(633)	—	(75)	(708)	—	(58)	—	(10)	(68)
Adjusted income tax (expense) benefit	(1,123)	259	—	1,007	143	—	252	—	28	280
Adjusted net income (loss)	$4,251	$4,749	$(1,578)	$1,312	$8,734	$—	$246	$(1,312)	$275	$(791)
Adjusted net income (loss) per diluted share available to common stockholders (2)	$1.30	$1.46	$(0.48)	$0.40	$2.68	$—	$0.10	$(0.55)	$0.12	$(0.33)
Weighted average diluted shares	3,262	3,262	3,262	3,262	3,262	2,381	2,381	2,381	2,381	2,381
(1) Represents Pure Wellness, and for the year ended December 31, 2018, also includes RED Hospitality & Leisure LLC.
(2) The sum of the adjusted net income (loss) per diluted share available to common stockholders as calculated for the subsidiaries may differ from the Hospitality Products & Services total due to rounding.